Exhibit 99.3

               LEVEL 8 SYSTEMS, INC. AND SUBSIDIARIES
             Unaudited Pro Forma Condensed Consolidated
                      Statements of Operations

     The following unaudited pro forma condensed consolidated statements of operations for the twelve months ended December 31, 1997 and for the three months ended March 31, 1998 give effect to the acquisition of Momentum Software Corporation (DE) ("Momentum") by Level 8 Systems, Inc. ("Level 8") as if the acquisition had occurred on January 1, 1997, exclusive of nonrecurring charges for purchased research and development in the amount of $6,500,000 and capitalized software cost in the amount of $1,800,000. The unaudited pro forma condensed consolidated statements of operations have been prepared for informational purposes only and do not purport to present the financial position or the results of operations of Level 8 had the acquisition assumed therein occurred on the dates indicated, nor are they necessarily indicative of the results of operations which may be achieved in the future.

     The unaudited pro forma condensed consolidated financial statements include the historical operations of Level 8 and the historical operations of the acquired business and should be read in conjunction with the notes to the unaudited pro forma condensed consolidated financial statements.

                  LEVEL 8 SYSTEMS, INC. AND SUBSIDIARIES
     Unaudited Pro Forma Condensed Consolidated Statement of Operations
               For the twelve months ended December 31, 1997


                               Historical                 Pro Forma
                         ------------------------- ----------------------
                                        Momentum
                                        Software
                            Level 8       Corp.
                         Systems, Inc.    (DE)     Adjustments   Adjusted
                         ------------- ----------  -----------  ---------

REVENUE:
  Consulting and service $13,924,256  $  345,172               $14,269,428
  Software                 5,567,860   3,640,383                 9,208,243
  Other                      733,164   1,096,528                 1,829,692
                         -----------   ---------                ----------
    Total revenue         20,225,280   5,082,083                25,307,363


COST OF REVENUE:

  Consulting and service   6,533,409         --      192,711(a)  6,726,120
  Software                 3,346,825         --    1,299,136(a)  5,402,619
                                                     756,658(b)
  Other                      543,504         --       51,935(a)    595,439
                         -----------   ---------   ------------ ----------
    Total cost of
      revenue             10,423,738         --    2,300,440    12,724,178

GROSS MARGIN               9,801,542   5,082,083  (2,300,440)   12,583,185
                         -----------   ---------   ------------ ----------
OPERATING EXPENSES:
  Selling, general, and
  administrative           7,938,318   4,683,477 (1,543,782)(a) 11,078,013
  Amortization of goodwill
   and service contracts
   acquired                  531,210         --      315,214(b)    846,424
                         -----------   ---------   ------------ ----------
                           8,469,528   4,683,477  (1,228,568)   11,924,437

     Operating income
      before gain
      on sale of
      businesses           1,332,014     398,606  (1,071,872)      658,748

   Gain on sale of
    businesses                60,278         --          --         60,278
                         -----------   ---------  ------------- ----------
OPERATING INCOME           1,392,292     398,606  (1,071,872)      719,026

OTHER INCOME (EXPENSE)
  Interest Income            409,792      17,072                   426,864
  Interest Expense           (22,221)        --                    (22,221)
  Other Expenses                 --     (407,835)                 (407,835)
                         -----------   ---------                ----------
                             387,571    (390,763)                   (3,192)

INCOME BEFORE
  INCOME TAXES             1,779,863       7,843  (1,071,872)      715,834
INCOME TAX EXPENSE           690,900          --          --       690,900
                         -----------   ---------   ------------ ----------
NET INCOME               $ 1,088,963   $   7,843  (1,071,872)    $  24,934
                         ===========   =========   ==========   ==========

Net income per common
  share - Basic          $      0.16                             $      --
                         ------------                           ==========


Net income per common
  share - Diluted        $      0.14                             $      --
                         ------------                           ==========

WEIGHTED AVERAGE COMMON
  SHARES AND EQUIVALENT
  SHARES USED IN PER SHARE
  CALCULATION (d)

   - Basic               6,992,398                               7,567,398
   - Diluted             7,561,084                               8,166,029
























                 LEVEL 8 SYSTEMS, INC. AND SUBSIDIARIES
        Pro Forma Condensed Consolidated Statement of Operations
                For the three months ended March 31, 1998

                               Historical                  Pro Forma
                         -------------------------  ----------------------
                                        Momentum
                                        Software
                            Level 8       Corp.
                         Systems, Inc.    (DE)      Adjustments   Adjusted
                         ------------- ----------   -----------  ----------
REVENUE:
  Consulting and service   2,731,396       10,506                2,741,902
  Software                   289,484        8,000                  297,484
  Other                      539,886      259,555                  799,441
                          ----------    ---------               ----------
    Total revenue          3,560,766      278,061                3,838,827

COST OF REVENUE:

  Consulting and service   1,588,271           --                1,588,271
  Software                   151,615           --   324,616(a)     665,395
                                                    189,164(b)
  Other                           --           --    13,291(a)      13,291
                          ----------    ---------  -----------  ----------
    Total cost of revenue  1,739,886           --   527,071      2,266,957

GROSS MARGIN               1,820,880      278,061  (527,071)     1,571,870
                          ----------    ---------  -----------  ----------
OPERATING EXPENSES:
  Selling, general, and
   administrative          1,507,165    1,632,186  (337,907)(a)  2,801,444
  Purchased research
   and development         6,510,000           -- (6,510,000)(c)        --
  Write off of capitalized
   software costs          1,793,880           -- (1,793,880)(c)        --
  Amortization of goodwill   101,013           --     78,803(b)    179,816
                          ----------    ---------  -----------  ----------
                           9,912,058    1,632,186  (8,562,984)   2,981,260


OPERATING LOSS            (8,091,178)  (1,354,125) 8,035,913    (1,409,390)

OTHER INCOME (EXPENSE)
  Interest income             74,565        6,993                   81,558
  Interest expense            (4,290)          --                   (4,290)
  Other expenses                  --      (35,053)                 (35,053)
                          ----------    ---------               ----------
                              70,275      (28,060)                  42,215
LOSS FROM CONTINUING
  OPERATIONS BEFORE
  INCOME TAXES            (8,020,903)  (1,382,185) 8,035,913   (1,367,175)

INCOME TAX
  BENEFIT                    605,100           --         --       605,100
                         -----------    ---------  ----------   ----------
NET LOSS FROM
  CONTINUING OPERATIONS   (7,415,803)  (1,382,185) 8,035,913     (762,075)
                         ===========    =========  ==========   ==========

Net loss per common share
     from Continuing
     Operations - Basic   $     (1.04)                          $    (0.10)
                         ------------                           ==========

Net loss per common share
     from Continuing
     Operations - Diluted $     (1.04)                          $    (0.10)
                         ------------                           ==========

WEIGHTED AVERAGE COMMON
  AND EQUIVALENT SHARES
  USED IN PER SHARE
  CALCULATION (d)

  - Basic                   7,085,066                            7,622,272
  - Diluted                 7,085,066                            7,622,272











               LEVEL 8 SYSTEMS, INC. AND SUBSIDIARIES
          Notes to Unaudited Pro Forma Condensed Consolidated
                    Statements of Operations


(a) In order to have the historical condensed consolidated statements of operations conform with the classification adopted by Level 8, pro forma adjustments for the twelve months ended December 31, 1997 and the three months ended March 31, 1998 have been made to reflect a reclassification of $1,543,782 and $337,907 respectively, of research and development costs from selling, general, and administrative expenses to cost of revenue.

(b) To record amortization of capitalized software development costs and the excess of the purchase price over the net book value of the assets acquired in the acquisition of Momentum.

(c) To record the elimination of certain nonrecurring charges which resulted directly from the acquisition of Momentum.

(d) The pro forma common shares outstanding includes the 575,000 common shares of Level 8 and warrants to purchase 200,000 common shares of Level 8 issued to the shareholders of Momentum in connection with the acquisition of Momentum.